UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2021

OXBRIDGE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40725	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 201, 42 Edward Street

Georgetown, Grand Cayman

P.O. Box 469, KY1-9006

Cayman Islands

(Address of principal executive offices, including zip code)

(345) 749-7570

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share $0.0001, and one redeemable warrant	OXACU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	OXAC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units	OXACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On August 11, 2021, Oxbridge Acquisition Corp., a Cayman Islands exempted company (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Maxim Group LLC (the “Underwriter”), pursuant to which the Company agreed to issue and sell to the Underwriter 11,500,000 units (the “Units”), which includes 1,500,000 Units issued pursuant to the exercise in full of the Underwriter’s over-allotment option. Each Unit consists of one of the Company’s Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”), and one redeemable warrant to purchase one Class A Ordinary Share at an exercise price of $11.50 per share (the “Warrants”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $115,000,000. The offering closed on August 16, 2021, and represents the Company’s initial public offering (the “IPO”).

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-257998) (as amended, the “Registration Statement”):

●	the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;
●	a Warrant Agreement, dated August 11, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;
●	a Letter Agreement, dated August 11, 2021, among the Company, its officers and directors and the Company’s sponsor, OAC Sponsor Ltd., a Cayman Islands exempted company (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;
●	an Investment Management Trust Agreement, dated August 11, 2021, between the Company and Continental Stock Transfer & Trust Company, LLC, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;
●	a Registration Rights Agreement, dated August 11, 2021, among the Company, the Sponsor and Maxim Partners LLC, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;
●	a Private Placement Warrants Purchase Agreement, dated August 11, 2021, between the Company, the Sponsor, and Maxim Partners LLC, a copy of which is attached as Exhibit 10.4 hereto (the “Private Placement Warrants Purchase Agreement”) and incorporated herein by reference; and
●	an Administrative Services Agreement, dated August 11, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 4,897,500 warrants, including 412,500 warrants issued in connection with the exercise in full of the Underwriter’s over-allotment option (the “Private Placement Warrants”), to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $4,897,500, and the private sale of 862,500 warrants, including 112,500 warrants issued in connection with the exercise in full of the Underwriter’s over-allotment option (the “Representative Warrants”), to the Underwriter at a purchase price of $1.00 per Representative Warrant, generating gross proceeds to the Company of $862,500. The Private Placement Warrants and the Representative Warrants are identical to the Warrants sold as part of the Units in the IPO, except as otherwise disclosed in the Company’s prospectus, dated August 11, 2021 (the “Prospectus”), filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”) on August 13, 2021. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants and Representative Warrants was made pursuant to an exemption from registration contained in Section 4(a)(2) of the Securities Act.

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Also simultaneous with the closing of the IPO, pursuant to the Underwriting Agreement, we issued 115,000 Class A Ordinary Shares to the Underwriter as compensation under the Underwriting Agreement. No underwriting discounts or commissions were paid with respect to such issuance. The issuance of the Class A Ordinary Shares to the Underwriter was made pursuant to an exemption from registration contained in Section 4(a)(2) of the Securities Act.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On August 11, 2021, in connection with the IPO, the Company adopted and filed an Amended and Restated Memorandum and Articles of Association with the Cayman Islands General Registry, which became effective the same day. The material terms of the Amended and Restated Memorandum and Articles of Association are described in the Prospectus, and such description is incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

The Company placed a total of $116,725,000, comprised of $112,700,000 of the proceeds from the IPO (which amount includes $4,025,000 of the Underwriter’s deferred discount) and $4,025,000 of the proceeds of the sale of the Private Placement Warrants, in a U.S.-based trust account, maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its franchise and income tax obligations (less up to $100,000 of interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association, and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 15 months from the closing of the IPO (or up to 21 months if the Company extends the period of time to consummate a business combination), subject to applicable law.

On August 11, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On August 16, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

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Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of August 11, 2021, between the Company and Maxim Group LLC.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Warrant Agreement, dated August 11, 2021, between the Company and Continental Stock Transfer & Trust Company.

10.1	Letter Agreement, dated August 11, 2021, among the Company and its officers, its directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated August 11, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated August 11, 2021, among the Company, the Sponsor and Maxim Partners LLC.

10.4	Private Placement Warrants Purchase Agreement, dated August 11, 2021, between the Company, the Sponsor, and Maxim Partners LLC.

10.5	Administrative Services Agreement, dated August 11, 2021, between the Company and the Sponsor.

99.1	Press Release, dated August 11, 2021.

99.2	Press Release, dated August 16, 2021.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oxbridge Acquisition Corp.

	By:	/s/ Wrendon Timothy
Wrendon Timothy
Chief Financial Officer, Treasurer, Secretary, and Director

Dated: August 17, 2021

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